OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2018
OTHER ASSETS [Abstract]
Other Assets
The principal components of the Company’s other assets are as follows (dollars in thousands):

	December 31, 2018	December 31, 2017
Value added tax receivables, net	$6,016	$2,915
Investment in unconsolidated subsidiary	2,908	8,196
Portfolio B orderbook value (see Note 6)	103,951	—
Horizon I Limited equity certificates	5,747	—
Other assets	6,338	6,055
Total other assets	$124,960	$17,166